Exhibit 99.1
STAAR Surgical Company Nasdaq: STAA David Bailey Chief Executive Officer STAAR SURGICAL

FORWARD-LOOKING STATEMENTS All statements in this presentation that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include our limited capital resources and limited access to financing, our ability to overcome negative publicity resulting from warning letters and other correspondence from the FDA Office of Compliance, the willingness of surgeons and patients to adopt a new product and procedure, and our ability to successfully launch and market the ICL in the U.S. while overcoming the foregoing challenges, our ability to implement our cost savings strategies and realize our expected savings, our ability to reverse the decline in domestic sales of intraocular lenses, our ability to maintain or enhance our existing product sales and gross profit margin and reduce compliance expenditures, the rapid pace of technological change in the ophthalmic industry, our ability to compete with much larger ophthalmic companies, general domestic and international economic conditions, and other factors beyond our control, including those discussed under the heading "Risk Factors" in our quarterly report for the period ended March 31, 2006. STAAR assumes no obligation to update these forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

STAAR SURGICAL IS............ A leader in the development, manufacture and marketing of minimally invasive ophthalmic products employing proprietary technologies that improve patient outcomes.

Investment Considerations Large and growing addressable market - High Growth, High Margin Leadership in phakic implants - the Visian Implantable Collamer Lens(tm) Opportunity to rebuild share in the Cataract market Poised for Growth . Experienced Management team . Unique and Innovative Products . Adequate Balance Sheet

Long-Term Strategic Goals Sales Growth- 40% of revenues from Refractive Gross Margin 70%+ Continued investment in R&D and product pipeline Continued new product approvals

Visian ICL(tm) - The Complement to Lasik in the Refractive Practice or The Next Paradigm Shift in Refractive Surgery ?

Visian(tm) ICL(tm)

Myopia from -3.0D to -20.0D LASIK now used up to - 12D LASIK stretched beyond -7/8D 21 to 45 years of age Each diopter doubles the market Visian - FDA Approved

Visian Advantages "Correct the Vision NOT the eye"; Architecture and Anatomy of the Cornea is completely unchanged with the ICL. Additive vs Subtractive - "Removable" Manageable complication profile - With a LASIK complication an effective solution is not always easily available State of the art surgery - topical anesthesia, small incision, quick rehabilitation, Wow for patient.

Current Market Estimate 1.5 billion myopes worldwide 3.0 million LASIK procedures/year WW 1.4 million US 0.8 million China 0.8 million ROW

Market Potential "Limits of LASIK" 1 in 5 patients are rejected for LASIK = 600K patient opportunity 10 to 30% of patients undergoing LASIK have a suspicious Cornea - "never touch a suspicious cornea" - 300,000 to 900,000 eyes conversion to lenses from LASIK. Dry eye (75% of LASIK patients have dry eye), High myopia ( 3M pts in US annually above -7D) - mixture of additive and erosion. It's real ! - Some International surgeons have a 25% implant to LASIK ratio !

Refractive Market Landscape Expect continued growth driven by new approvals China ICL/TICL - 06 Diopter penetration - NOT limited to high diopters OR high sphere ; -10D and below unit growth double average For TICL we sell as many at -3D cylinder and below as we do above -3D cylinder US - 33% implants at or below -8D

International ICL/TICL Opportunity Current market penetration as % of Lasik ranges from 0.1% to 3.8% Our two strongest markets in terms of sales are Spain (1.9%) and Korea (1.5%) At a 4% penetration in our top four markets, sales would increase by $8M If all current International markets reached 3.8% penetration, sales would be approx $50M Limits of Lasik concept offers up to 10% market penetration opportunity - current markets > $ 100M US beginning to boost International markets - Korea to reach 2.8% penetration by year end

US Visian Launch Update 2006 Goal: 500 Proctored Doctors 105+ surgeons proctored to date, strict surgical protocol STAARVision Website to calculate and monitor outcomes - www.STAARVision.com Five eye proctoring requirement focused on quality outcomes, 20-eye follow-up requirement - input into STAARvision 1000+ Surgeons completed phase one Training Implants across the range of powers approved; -3D to - 20D. 50% at 10D or below, 30% at 8D and below Marketing Materials and Practice development rolling out Almost 700,000$ revenue Q1 - on target.

Early Observations "The procedure took me five minutes and the patient was 20/15 in the first eye done and 20/25 in the second eye done, both at the three-hour check" We've done nine eyes so far, six are over the one week post-operative date. Vision is 20/20 in three eyes, 20/25 in one eye and 20/30 in two eyes, all within 0.5D of target. The other three are 20/20. The patients are very happy and are creating unhappy Lasik patients out of previously happy ones. With no halos or significant fluctuations in vision in the ICL group, a few LASIK patients may now have complaints"

Patient/ Doctor Testimony " It's amazing, I can finally see" - 43 year old worn glasses since second grade "I've worn glasses for 54 Years - I'm very excited" - 58 year old Doctor - six procedures and the results "stunning. Everyone read 20/20 or better. It was so thrilling to have patients experience such dramatic changes so soon" Doctor " I think this is a big deal and I'm a pretty conservative person" Doctor - "As many as one in five patients who want LASIK can't have it because they are extremely near sighted, prone to dry, red eye or have large pupils or thin corneas"

Detroit Free Press news article from March 7, 2006

Next Steps Focus on Quality not Quantity with reorder rates the key - 90% for surgeons proctored in Feb reordered Roll out of practice marketing materials - ongoing TICL file submitted for approval April 2006 - incredible outcomes, expands the market

STAAR Website Available : Dr. Erik Mertens, Belgium. Live surgery at ESCRS meeting September 2005. Bilateral 13 minutes unedited Updated list of US proctored surgeons KNX radio Interview DB + Dr Paul Dougherty

US Toric ICL(tm) Clinical Trial

Astigmatism Correction

Corrects astigmatism Clinical trial underway Myopia from -3.0D to -20.0D -1 to -4D of refractive cylinder 21 to 45 years of age All patients enrolled - submission to FDA late Q1 early Q2 Targeted Q1 2007 Launch Visian Toric - Customized Outcomes

Outcomes - Highlights Population started with over -9D myopia and -2D Cylinder ALL patients reported they were happy with the surgery - 98% VERY or EXTREMELY happy Over 77% could see as well or BETTER without any correction at 1 year postop than they could with their best spectacle correction preop 4% had 20/10 corrected (super-vision) pre-op; 37% had 20/10 corrected post-op at one year Of those with 20/20 BCVA preop, 90% could see 20/20, 97% could see 20/25, all could see 20/40 at one year with NO CORRECTION

Cataract US + International

Strategic Position - US STAAR is present in cataract - 6% market share in units Position in the dominant new material segment with Collamer(r) material Strong IP position on injector systems for small incision Entry in the new phakic sector - ICL. Wide ranging approval Line extensions to follow - TICL Strong barriers to entry in this market

US Market Highlights Multifocal/Accomodating - reduced estimates to approx 8% market penetration by the end of 2006 BIG OPPORTUNITY BUT - Penetration rates will remain low until the technology improves to deliver a more predictable low hassle solution 2.6M standard procedures - STAAR has currently a 6% market share across three segments Four Companies - ACL, AMO, B+L, STAA Market share gains - Driven by Quality of Vision low hassle for the Doctor Changed environment for STAAR in 2006; (1) Receptive audience (2) New potential customers

US Cataract Strategy 2005 revenues declined 14% in the US 2005 revenues grew 9% in International Why ? - Compliance overhang, Cataract offering outdated, No ICL/TICL approval = lost selling time 2006 US - New environment, Stop the decline, Sales Force incentives in place Revamp the US cataract offering late 06, 07; aspheric silicone, aspheric collamer, preloaded aspheric silicone.

International Cataract Strategy Maintain International growth Aspheric Preloaded CE Mark approval Continued preloaded sales growth Current Preloaded = 18% of total IOL sales in Q1 New Canadian distributor agreement

Q1 06 Financial Results $13.3 Million in revenue 73% Visian sales growth year-over-year; 86% sequentially Visian represented 18% of total revenue in Q1 vs. 10% in Q405 TICL represents 29% of Refractive Sales through Distributor markets - up from 24% in Q1 05 29% Preloaded IOL sales growth year-over-year US sales growth up 4% year-over-year

Balance Sheet Highlights Q1 2006 Q1 Consolidated Cash of $9.7 million Q1 Debt of $1.7 million Estimated burn rate for 2006 - at or below 2005 burn rate of $8.5 million Incremental spend to launch the ICL - $2.5M annually Debt financing (final agreements under review) - $3.0 million bank line of credit,$1.0 million lease line of credit

2006 Priorities Successfully launch the ICL in the US Continued growth in International Enrich the US cataract pipeline and position it for growth in US market ICL/TICL approval in China Set the scene for significant new approvals in 2007 - TICL in US, cataract products, US and International Prudently manage the balance sheet

Management Team David Bailey, President, Chief Executive Officer 18 years of healthcare management; CIBA Vision, Bausch & Lomb, ChironVision, Johnson & Johnson Deborah Andrews, Vice President, Chief Executive Officer 11 years at STAAR, 4 years of audit and public accounting experience; Bourns, Inc., KPMG Peat Marwick Nick Curtis, Vice President, Sales & Marketing 22 years of cataract and refractive sales experience; founding member of ChironVision, TLC Vision/Laser Vision Centers, American Medical Optics Charles Kaufman, Vice President, General Counsel & Secretary 12 years of corporate law experience; Sheppard, Mullin, Richter & Hampton, Morrison & Foerster Thomas Paul, Vice President, Research & Development 16 years of experience in medical device R&D, 33 years in R&D; Former Global Head of Surgical R&D at CIBA Vision Robert Lundberg, Director Global Compliance 15 years of experience in Ophthalmology - Alcon, Tomey, Second Sight.

Investment Considerations Large and growing addressable market - High Growth, High Margin Leadership in phakic implants - the Visian Implantable Collamer Lens Opportunity to rebuild Share in the Cataract market Poised for Growth . Experienced Management team . Unique and Innovative Products . Adequate Balance Sheet

Thank You STAAR Surgical Company